UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2011

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

On December 13, 2011, at a joint meeting of the Board of Directors of General Cable Corporation (the “Corporation”) and its Compensation Committee, the Board of Directors adopted an incentive compensation recoupment policy (“Clawback Policy”) that allows the Corporation to recover incentive-based compensation from executive officers in the event the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the securities laws or from executive officers or key employees if the individual materially violates the Corporation’s Code of Ethics. Upon the restatement of the Corporation’s financial statements due to material noncompliance, the Board of Directors may, to the fullest extent permitted by law, require each current and former executive officer to reimburse the Corporation for any amount paid within the last thirty-six months in excess of the amounts that would have been paid under the Corporation’s restated financial statements. In the event of a material violation of the Corporation’s Code of Ethics by an individual employee, the Board of Directors can recover any incentive-based compensation paid to such employee within the last twelve months. The Board of Directors has the sole discretion to determine the form and timing of the recovery, which may include repayment and an adjustment to future incentive-based compensation payouts or grants. The remedies under the Corporation’s Clawback Policy are in addition to, and not in lieu of, any legal and equitable claims the Corporation may have or any actions imposed by law enforcement agencies, regulators or other authorities.

The Corporation’s Corporate Governance Policy, which is available at the Corporation’s website, was amended to include the Corporation’s Clawback Policy.

The Compensation Committee amended the Corporation’s stock options, restricted stock units and restricted stock agreements to make the Clawback Policy applicable to future stock options, restricted stock units and restricted stock grants made to executive officers and key employees. The amended agreements will be effective for stock options, restricted stock units and restricted stock granted after January 1, 2012. There will be no stock options, restricted stock units and restricted stock granted to any executive officer prior to the effectiveness of the new agreements.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

(d)	Exhibits

10.1	Form of Nonqualified Stock Option Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.

10.2	Form of the Restricted Stock Unit Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.

10.3	Form of the Restricted Stock Award Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

December 19, 2011	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Nonqualified Stock Option Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.

10.2	Form of the Restricted Stock Unit Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.

10.3	Form of the Restricted Stock Award Agreement pursuant to the General Cable Corporation 2005 Stock Incentive Plan.